Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

HATTERAS ALPHA HEDGED STRATEGIES FUND
a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

January 10, 2014

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2013, as previously supplemented

Effective January 1, 2014, Hatteras Alternative Mutual Funds, LLC (the “Advisor”) has contractually agreed to lower the Net Annual Fund Operating Expenses for No Load, Class A and Class C shares of the Hatteras Alpha Hedged Strategies Fund (the “Fund”) as follows:

	Prior Expense Limits	New Expense Limits
No Load	3.99%	2.99%
Class A	3.99%	3.49%
Class C	4.74%	4.24%

No changes have been made to the amount of the expense limit for the Fund’s Institutional Class shares. The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Funds to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2015.

As a result of the above changes, effective immediately, all references in the Prospectus and SAI to the Fund’s prior expense limitations are deleted and replaced with the new expense limitations and all references to the effective period for such expense limitations are revised to state “through at least April 30, 2015.”

Additionally, effective immediately, the information in the Fund’s Prospectus under “Fees and Expenses of the Fund” beginning on page 2 is deleted and replaced with the information on the following page:

HATTERAS ALPHA HEDGED STRATEGIES FUND
Supplement — January 10, 2014

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 68 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page 50 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	No Load	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%(1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		No Load		Class A		Class C		Institutional Class
Management Fees		0.25%		0.25%		0.25%		0.25%
Distribution and Service (Rule 12b-1) Fees		None		0.25%		1.00%		None
Other Expenses		2.69%		2.44%		2.44%		1.69%
Shareholder Servicing Fee	0.25%		0.00%		0.00%		0.00%
Operating Services Fee	1.59%		1.59%		1.59%		0.84%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.85%		0.85%		0.85%		0.85%
Acquired Fund Fees and Expenses		1.98%		1.98%		1.98%		1.98%
Total Annual Fund Operating Expenses		4.92%		4.92%		5.67%		3.92%
Less: Fee Waivers and Expense Reimbursements		-1.08%		-0.58%		-0.58%		-0.08%
Net Annual Fund Operating Expenses(2)		3.84%		4.34%		5.09%		3.84%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.99%, 2.99%, 3.49% and 4.24% of average daily net assets for the Institutional Class shares, No Load shares, Class A shares and Class C shares, respectively (the “Expense Caps”).  Hatteras Alternative Mutual Funds, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps.  The Expense Caps will remain in effect through at least April 30, 2015 and may be terminated only by the Hatteras Alternative Mutual Funds Trust’s (the “Trust”) Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Alpha Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$386	$1,382	$2,380	$4,882
Class A	$890	$1,834	$2,780	$5,151
Class C	$509	$1,634	$2,745	$5,456
Institutional Class	$386	$1,188	$2,007	$4,133

Please retain this Supplement with your Prospectus and SAI for future reference.